Exhibit 6.9

ROYALTY OPTION AGREEMENT

This Royalty Agreement (“Agreement”) is entered into as of December 8, 2021 by and between RoyaltyTraders LLC dba SongVest, a Delaware corporation (“SongVest”) at 1053 East Whitaker Rd Suite 115, Raleigh NC 27604, and Clarence McGhee        , an individual located at 1320 Jessica Ave Las Vegas NV 89104 “Seller” and, collectively with SongVest, the “Parties”).

WHEREAS, Seller is granting to SongVest an exclusive option to enter into the Transaction, which option shall be deemed exercised in the event the Option Threshold is satisfied.

WHEREAS, Subject to the satisfaction of the Option Threshold hereunder, Seller will sell to SongVest the right to receive Royalties deriving from the Portfolio during the Royalty Periods (as listed on Schedule A), and SongVest will issue proceed rights units (each a “Unit” and collectively the “Proceed Rights”) to a third party investor (the “Investor”) in and to such Royalties via the SongVest website (the “Site”) as further set forth herein (collectively, the “Transaction”).

WHEREAS, the Parties desire to memorialize their agreement regarding the Royalties to be paid by Seller to SongVest in exchange for the payment to Seller of the Purchase Price.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Assets” means the assets contained in the Portfolio (e.g., Masters, Videos) as listed on Schedule A

“Auction Period” means the dates during which the Test the Waters Auction is held and ending on the last day of the Test the Waters Auction.

1. “Artist(s)” means those recording artists whose musical performances are embodied in the Assets contained in the Portfolio, if any, and as set forth on Schedule A.

“Distributor(s)” means that record label or distributor (or distributors) set forth on Schedule A that sells, markets, and/or distributes the Assets.

“Fees and Expenses” means the fees and expenses, including Anticipated Fees, incurred by SongVest for its time and effort to place the Proceed Rights into the Offering and market the Units and Proceed Rights to the general public. Fees and Expenses include, without limitation, legal and other regulator costs related to completing the Offering memorandum and closing. Anticipated Fees are outlined in Schedule B, though actual Fees and Expenses may differ.

“Masters” means those master recordings embodying the performances of Artist(s) and set forth on Schedule A, if any.

“Offering” means the offering held by SongVest via the Site wherein the Investor is issued the Units and Proceed Rights.

“Option Threshold” means an amount equal to the sum of (i) the Purchase Price that has been raised and secured by SongVest through the Offering; and (ii) the amount set forth on Schedule B, if any. For the avoidance of doubt, if SongVest does not secure an amount equal to or in excess of the Option Threshold, through the Offering, the Option Threshold will not be deemed satisfied.

“Percentage Interest” means the royalty rate and/or percentage of revenue that provides for the Royalties that Seller is entitled to receive (from Distributor, Artist or other third party) with respect to the Assets and that SongVest is entitled to receive from the Seller with respect to the Revenue Sources.

“Portfolio” means the portfolio of Assets as set forth on Schedule A.

“Purchase Price” means the final purchase price for the Royalties by SongVest as set forth on Schedule A.

“Revenue Sources” means those sources of revenue earned and received by Seller and from which the Royalties are derived from the Assets, which may include, as set forth herein, Streaming, record sales, Neighboring Rights, licensing or digital sales.

2. “Royalty Period” means, with respect to the Royalties, the period commencing with the initial payment of the Royalties to the Investor and ending on such date as set forth in Schedule A.

“Royalties” means the royalties payable to SongVest in connection with the Portfolio that derive from the Revenue Sources based on the Percentage Interest.

“Royalty Interest” means the percentage of the Royalties that SongVest is entitled to as set forth in Schedule A.

“Seller Agreements” means those agreements between Seller and third parties, including Artists and/or Distributors, wherein Seller is entitled to receive the Percentage Interest of all Assets.

3. “Streaming” means the gross revenue payable to Seller derived from the Portfolio (including all Assets) from Distributor and/or Artist from all digital streaming platforms (e.g., Spotify) and reported by any source (digital service providers, Sound Exchange, or other companies collecting streaming income on the Portfolio)

4. “Term” means the term of this Agreement, which Term shall commence on the date of signature of this Agreement and continue until the earlier of (a) the date that the Option Threshold is deemed to not have been satisfied and (b) the date that all Royalties payable during the Royalty Period have been paid to SongVest. For the avoidance of doubt, in the event the Option Threshold has been satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and the Term shall continue through the date that all Royalties payable hereunder have been paid to SongVest.

5. “Test the Waters Auction” is a means in which SongVest may hold a pre-auction at SongVest.com website, where individuals can bid, through a second-price auction process. SongVest will use this process to gauge interest in the auction to help us finalize the number of shares and price per share of the Units.

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“Videos” means those audiovisual recordings of Masters and set forth on Schedule A, if any.

1. Transaction/Offering.

a.	Seller hereby grants to SongVest the exclusive right to conduct the Offering, and at SongVest’s discretion, a Test The Waters Auction prior thereto via the Site for the Auction Period. Upon the conclusion of the Offering, and solely in the event the Option Threshold is satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and Seller shall irrevocably assign, grant and convey the rights to the Royalties to SongVest for the entire duration of the Royalty Period.

b.	SongVest shall be solely responsible for the payment of the Proceed Rights to the Investor from the Royalties received from Seller hereunder throughout the Royalty Period.

c.	Promptly upon the conclusion of the Offering and receipt of the full Purchase Price therefor, SongVest will pay Seller the full amount of the Purchase Price.

d.	Notwithstanding the foregoing or anything herein to the contrary, in the event the Option Threshold is not satisfied (i.e., the full Purchase Price is not secured during the Offering), no rights to Royalties or any other revenue or property of Seller shall transfer to SongVest hereunder, SongVest’s option to enter into the Transaction shall be waived, and the Term of this Agreement shall terminate.

2. Royalties. In consideration of the Purchase Price paid to Seller hereunder, during the Royalty Period, Seller hereby agrees to pay (or direct payment from all applicable third parties, including Distributor and/or Artist) all Royalties from the following Assets and applicable Revenue Sources, but solely as listed in Schedule A, in connection with the Portfolio as follows:

a.	Masters: Revenue earned by Seller in connection with the sale and exploitation of the Masters in the Portfolio, if applicable, will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., Streaming) as set forth in Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

b.	Videos: Revenue earned by Seller in connection with the sale, distribution and exploitation of Videos in the Portfolio via the Revenue Sources, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest for the applicable Revenue Sources as set forth on Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

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c.	Neighboring Rights: Revenue earned by Seller in connection with all neighboring rights (including Sound Exchange) from the Masters in the Portfolio, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest as set forth on Schedule A.

d.	Additional Assets: Revenue earned by Seller from the Revenue Sources in connection with additional Assets as listed in Schedule A, if any, will be paid to SongVest and will be calculated on the Percentage Interest on Schedule A.

6.	e. Accounting:

7. i. A. Seller shall, pursuant to irrevocable letters of direction (“LOD”), a copy of which is attached hereto as Exhibit A, direct and cause Distributor and/or Artist, and any third party that distributes Assets and accounts to Seller in connection with Royalties therefor, to account and pay all Royalties to SongVest for the entire Royalty Period at the same time and on the same terms as such party is required to account to Seller.

8. B. In the event the applicable Distributor, Artist or other third party fails to account or pay Royalties to SongVest as required hereunder, Seller shall account to SongVest via a statement and pay all Royalties earned during such period no later than fifteen (15) days after receipt by Seller of such Royalties. All payments shall be made to SongVest via wire transfer of immediately available funds pursuant to SongVest’s written instructions for same. In the event Seller conducts an audit of any of Distributor’s or Artist’s (or other distributor’s) books and records regarding the sale of any Asset in the Portfolio at any time during the Term, Seller shall notify SongVest thereof and allow SongVest to participate in such audit as it relates to sales of Portfolio material. In the event Seller receives any proceeds or awards from any such audit or other claim relating to the Portfolio, Seller will immediately notify SongVest thereof and pay to SongVest its proportionate share of the proceeds (subject to a deduction therefrom of Seller’s actual, verifiable costs in conducting such audit or claim). Upon SongVest’s request therefor and subject to SongVest covering the costs thereof, Seller agrees to conduct an audit of Distributor’s or Artist’s books and records related solely to accountings in connection with Royalties hereunder. In the event such audit reveals an underpayment of any monies due and payable in connection with Assets that were the subject of such audit, Seller shall ensure that such additional monies are collected and paid directly to SongVest.

ii. At any time within two (2) years after any statement is rendered to SongVest by Seller hereunder, SongVest shall have the right to, upon thirty (30) days written notice, examine Seller’s books and records with respect to such statement. Such examination shall be at SongVest’s sole cost and expense, by a certified public accountant or other qualified representative designated by SongVest. Such examination shall be made during Seller’s usual business hours at the place where Seller maintains the books and records which relate to the Portfolio and which are necessary to verify the accuracy of the statement. Seller shall have no obligation to produce such books and records more than once with respect to each statement rendered to SongVest. Unless notice shall have been given to Seller as provided hereinabove, each royalty statement rendered to SongVest shall be final, conclusive and binding on SongVest and shall constitute an account stated. SongVest shall be foreclosed from maintaining any action, claim or proceeding against Seller in any forum or tribunal with respect to any statement or accounting rendered hereunder unless such action, claim or proceeding is commenced against Company in a court of competent jurisdiction within thirty (30) months after the date such statement or accounting is rendered.

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3. Seller’s Representations, Warranties and Covenants. Seller hereby represents, warrants and covenants to SongVest that as of the date hereof:

a.	Seller : (i) owns and/or has the irrevocable, exclusive right to receive the Royalties free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, restriction or adverse claim of any nature whatsoever (collectively, “Liens”), other than any tax obligation that Seller must satisfy in connection with the purchase and sale of the Royalties hereunder, (ii) is not aware of any Liens being asserted against the Royalties, (iii) has not consented to the imposition of any Liens on the Royalties and (iv) has not sold, assigned, transferred or otherwise encumbered any of Seller’s rights in the Royalties to any person or entity other than SongVest;

b.	Seller is competent to enter into (and understands the terms of) this Agreement and has been represented by tax and accounting advisors and legal counsel in the negotiation and execution of this Agreement, or knowingly waived Seller’s right to do so;

c.	Seller intends to (and shall) fully and timely satisfy all tax obligations of Seller flowing from this Agreement from the proceeds Seller receives from SongVest hereunder;

d.	Seller shall indemnify, defend and hold harmless SongVest, its agents, attorneys, employees, officers, directors, successors and assigns (collectively, the Indemnified Parties”) from and against all claims, losses, damages, penalties, judgments, lawsuits and all related costs and expenses of any nature (including legal fees and costs) (collectively, “Costs”) which may be incurred by or asserted against any of the Indemnified Parties arising out of, related to, or in connection with, this Agreement or any rights assigned or granted to SongVest hereunder, the Masters and/or Videos (or any of them), or any breach or alleged breach by Seller of Seller’s obligations, agreements, covenants, representations and/or warranties in this Agreement.

e.	Seller has all necessary right, power, legal capacity and authority, and all necessary actions on the part of Seller (including action required to be taken by Seller’s officers, directors, shareholders, trustees, executors or representatives) have been duly and validly taken to authorize Seller : (i) to own the Royalties; (ii) to sell, assign and transfer the Royalties as provided herein; (iii) to effectuate the execution and delivery of this Agreement; (iv) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (v) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. No approvals or consents of any persons or entities other than Seller are necessary in connection therewith, including, without limitation, any approval or consent by the Artists or Distributor. This Agreement is legal, valid, and binding upon Seller and is enforceable in accordance with its terms.

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f.	As of the date of execution of this Agreement, Seller has no outstanding, unrecouped, and /or unearned advances in respect of or affecting the Royalties and, at no time during the Term will Seller enter into any agreement affecting the payment of Royalties hereunder, including, without limitation, any agreement whereby Seller receives any advance or other monies that are recoupable from (or otherwise reduce) Royalties payable hereunder.

e.	All federal, state and local taxes accrued or owing to and including the date of execution of this Agreement arising out of or in connection with the Royalties, including without limitation any sales or transfer taxes resulting from the transaction contemplated herein, if any, have been or will be paid or caused to be paid by Seller. The Royalties are free and clear of any and all liens, charges, mortgages, pledges, claims, encumbrances, obligations or liabilities of any kind or nature whatsoever whether accrued, absolute, contingent or otherwise.

9.	f. Throughout the entire Term, Seller shall use its best efforts to ensure that Distributor and/or Artists continuously pays Royalties, and that Distributor and/or Artist sells and exploits through all channels the Assets contained in the Portfolio, promotes, markets and advertises the Portfolio, and that the entire Portfolio shall remain in Distributor’s catalog and in no event shall any portion thereof be deleted therefrom.

10.	g. Seller has not assigned, pledged or otherwise transferred or encumbered the rights in the Royalties or any other rights being granted hereunder and has not and will not grant any rights or incur any obligations that are inconsistent with the rights granted herein or Seller’s obligations under this Agreement.

11.	h. Seller will maintain the power, right and authority to perform its obligations hereunder at all times during the Term.

i.	Each Seller Agreement is: (i) in full force and effect as of the date hereof, and shall remain in effect throughout the entire Term; (ii) is a valid and binding agreement between Seller and the applicable third party (e.g., Artist) wherein Seller is irrevocably entitled to receive and retain all Royalties with respect to the Assets; and (iii) at no time during the Term shall Seller terminate, rescind, revoke or attempt to terminate, rescind or revoke such Seller Agreement or any LOD without the prior written approval of SongVest.

4. Distribution. Seller agrees that if, prior to the expiration of the Term, Seller becomes aware that Distributor or Artist no longer has rights to distribute or exploit all or any of the Assets in the Portfolio or if Artist or Distributor is assigning rights in the Assets to any party or licensing rights to a new third party distributor or other entity (wherein a new entity has the right to sell Assets and is obligated to account to Seller [or other rights holder] for all sales thereof) (or otherwise the applicable Distributor or Artist desires to make such change), Seller agrees to notify, in writing, SongVest at least sixty (60) days in advance of said change (or, as soon as Seller is made aware of such change). Such notice shall include the titles of the Portfolio which shall be the subject matter of such change, and the particular change to be made. Seller further agrees to cooperate with SongVest and take whatever actions are necessary, complete and execute any necessary paperwork, documents and instruments (including, without limitation, new LODs) and submit same to the new distributor, licensee or owner so that the entire grant and assignment agreed upon in this Agreement shall continue to be paid to SongVest, if required, uninterruptedly. If Seller fails to notify SongVest such that SongVest cannot obtain the Royalties due SongVest per this Agreement within sixty (60) days after any change, or, if for any other reason SongVest is no longer able to receive the Royalties (or a portion thereof), Seller agrees to immediately compensate SongVest one hundred percent (100%) of the Purchase Price plus ten percent (10%) interest compounded annually from the date of full execution hereof in addition to the royalty payments due hereunder. Seller agrees that any royalties collected by Seller which should have been paid to SongVest per this Agreement will be paid directly to SongVest by Seller within fifteen (15) days after Seller’s receipt thereof (as further set forth in Section 2 above). Any delay in settlement of royalties due SongVest will be subject to payment of interest at a rate of two percent (2%) per month. In the event SongVest requires that Royalties be paid to SongVest directly from the applicable Distributor or Artist, Seller agrees to execute and deliver to Distributor or Artist, as applicable, the LOD immediately upon notice thereof by SongVest.

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5. Successors & Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. Neither party may assign any of its rights hereunder; provided, however, that SongVest may assign this Agreement or any of its rights hereunder to a third party which agrees to assume SongVest’s obligations hereunder.

2. 6. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

3.	If to Seller:

4.

If to SongVest:	SongVest
1053 East Whitaker Rd. Suite 115
	5.	Raleigh, NC 27604
	6.	Attn.: President

7. 7. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, USA (without regard to its conflicts of law doctrines) as if this Agreement were entered into and wholly to be performed therein. All actions arising out of or relating to this Agreement shall be brought in the State or Federal courts in Wake County, North Carolina, and the parties hereby submit to the jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs insured in such action or proceeding in addition to any other relief to which such party may be entitled.

8. Entire Agreement; Modifications; Headings. This Agreement, together with the Closing Documents, constitute the entire understanding between the Parties with respect to the transactions contemplated herein and supersede all other agreements and understandings between the Parties; provided, however, that in the event of any conflict, the terms of this Agreement shall prevail. No modification of this Agreement shall be valid unless in writing and signed by both Parties. The titles and headings of the various articles and sections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

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9. Third-Party Beneficiary. The Parties acknowledge and agree that the Investor is an intended third-party beneficiary of this Agreement and, therefore, that the Investor may enforce its terms directly.

10. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal (each Party adopting the word “SEAL” as its true and lawful seal) as of the date first set forth above.

SongVest:

RoyaltyTraders LLC dba SongVest

	By:	/s/ Sean Peace
(SEAL)
	Name:	Sean Peace
	Title:	President

Seller:

	By:	/s/ Clarence McGhee.
(SEAL)
	Name:	Clarence McGhee

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SCHEDULE A

PORTFOLIO/ REVENUE SOURCES/ PERCENTAGE INTERESTS

1. Royalty Period – Commencing on Dec 8th, 2021

2. Assets – The following are the type of Assets contained in the Portfolio:

a. Master Recordings

3. Percentage Interests – The Percentage Interest (i.e., the royalty rate or net revenue percentage) in Seller’s Revenue Sources is 100%.

4. Revenue Sources – The Revenue Sources from sales and/or exploitations of Assets are as follows:

a. All master income

5. Distributors – The current Distributors of Assets:

a. Empire Distribution

6. Purchase Price and Royalty Interest – The Purchase Price shall be equal to either (i) the “Minimum” set forth below; (ii) the “Maximum” set forth below; or (iii) a number in between the “Minimum” and “Maximum” set forth below:

●	Minimum: $15,375 , which shall entitle SongVest to 30% Royalty Interest in the Royalties(1)

●	Maximum: $51,250 , which shall entitle SongVest to a 100% Royalty Interest in the Royalties(1)

7. Artist – The musical group or recording artist whose performances are embodied in the Assets is “HBK Gang”

(1)	For any Purchase Price that falls between the Minimum or Maximum amounts set forth above, the Royalty Interest in the Royalties to which SongVest shall be entitled will be calculated by multiplying the Purchase Price by a fraction, for which the numerator shall be the Purchase Price, and the denominator shall be the Maximum amount set forth above.

Sch. A-1

8. Portfolio – The list of titles included for sale

UPC_EAN	Catalog #	Product Title	Product Artist	ISRC	Track Title	Track Artist
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032993	Never Goin’ Broke	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032959	Go Crazy	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032965	Gettin’ It	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032961	She Ready	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032960	Down For The Click	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032967	They Don’t	Sage The Gemini
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032962	Quit Cattin	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032964	Change Your Life	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032977	Can’t Hold Me Down	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032963	All That	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032966	No doubt	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032987	Bossed Up	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032990	I Don’t Know Why	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032968	Right Here	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032991	Anita Baker	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032989	Don’t Trip	Skipper
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032992	Little Bit	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32959
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32967
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32961
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32963
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32966
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32968
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32964
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32991
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32989

Sch. A-2

SCHEDULE B: FEES AND EXPENSES

SongVest intends to collect a fee equal to 16.26% of the Purchase Price as compensation for its role in facilitating the Transaction. SongVest may elect to forego this additional fee in its sole discretion.

Sch. B-1

EXHIBIT A

December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Royalty Option Agreement between Clarence McGhee, individually, and on behalf of any affiliate of himself (collectively, “Seller”), and RoyaltyTraders LLC dba SongVest (“Purchaser”), effectively dated December 8, 2021, a copy of which is attached hereto (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect Seller’s share of royalties from the Masters (and other Assets) accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after December 8, 2021, you are to remit all of the Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to: SongVest, Inc. 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Please confirm your receipt of this notice.

Very truly yours,

A-1

EXHIBIT A-1

NOTICE TO MASTER OWNER

Dated: December 8, 2021

HBK Forever c/o Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Please be advised that effective as of Deember 8, 2021 (“Effective Date”), I have assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of my “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean my worldwide share of all monies earned, paid or payable from Empire Distribution         , or any affiliate, distributor or licensee thereof, or any successor or assignee of any of the foregoing (individually and collectively, “Label”) and derived from: (i) any use or exploitation, including, without limitation, record sales, licensing, streaming, digital distribution or any other source in connection with the “Produced Recordings” (as defined below), and (ii) any and all causes of action, including, without limitation, for infringement of the Produced Recordings past, present and future.

This assignment is subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Label’s compliance with the foregoing authorization shall constitute an accommodation to me alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me, and Label shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I shall indemnify and hold Label harmless against any claims asserted against Label and any damages, losses or expenses Label incurs by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-1-1

EXHIBIT A-2

LETTER OF DIRECTION

TO LABEL FROM ARTIST

Dated: December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Reference is hereby made to that agreement between me/us and Clarence McGhee (“Seller”) wherein I/we am/are obligated to pay to Seller a royalty in connection with certain master recordings embodying my/our performances.

Please be advised that effective as of December 8, 2021 (“Effective Date”), Seller assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of Seller’s “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean Seller’s worldwide share of all royalties in connection with the “Produced Recordings” (as defined below) payable with respect to and subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Your compliance with the foregoing authorization shall constitute an accommodation to me/us alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me/us, and you shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I/We shall indemnify and hold you harmless against any claims asserted against you and any damages, losses or expenses you incur by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-2-1

ATTACHMENT B

SELLER AGREEMENTS/ MASTERS

ROYALTY OPTION AGREEMENT

This Royalty Agreement (“Agreement”) is entered into as of December 8, 2021 by and between RoyaltyTraders LLC dba SongVest, a Delaware corporation (“SongVest”) at 1053 East Whitaker Rd Suite 115, Raleigh NC 27604, and Jay Anthony, an individual located at 801 S Olive St. Los Angeles, CA 90014 “Seller” and, collectively with SongVest, the “Parties”).

WHEREAS, Seller is granting to SongVest an exclusive option to enter into the Transaction, which option shall be deemed exercised in the event the Option Threshold is satisfied.

WHEREAS, Subject to the satisfaction of the Option Threshold hereunder, Seller will sell to SongVest the right to receive Royalties deriving from the Portfolio during the Royalty Periods (as listed on Schedule A), and SongVest will issue proceed rights units (each a “Unit” and collectively the “Proceed Rights”) to a third party investor (the “Investor”) in and to such Royalties via the SongVest website (the “Site”) as further set forth herein (collectively, the “Transaction”).

WHEREAS, the Parties desire to memorialize their agreement regarding the Royalties to be paid by Seller to SongVest in exchange for the payment to Seller of the Purchase Price.

NOW, THEREFORE, the Parties hereby agree as follows:

Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Assets” means the assets contained in the Portfolio (e.g., Masters, Videos) as listed on Schedule A

“Auction Period” means the dates during which the Test the Waters Auction is held and ending on the last day of the Test the Waters Auction.

“Artist(s)” means those recording artists whose musical performances are embodied in the Assets contained in the Portfolio, if any, and as set forth on Schedule A.

“Distributor(s)” means that record label or distributor (or distributors) set forth on Schedule A that sells, markets, and/or distributes the Assets.

“Fees and Expenses” means the fees and expenses, including Anticipated Fees, incurred by SongVest for its time and effort to place the Proceed Rights into the Offering and market the Units and Proceed Rights to the general public. Fees and Expenses include, without limitation, legal and other regulator costs related to completing the Offering memorandum and closing. Anticipated Fees are outlined in Schedule B, though actual Fees and Expenses may differ.

“Masters” means those master recordings embodying the performances of Artist(s) and set forth on Schedule A, if any.

“Offering” means the offering held by SongVest via the Site wherein the Investor is issued the Units and Proceed Rights.

“Option Threshold” means an amount equal to the sum of (i) the Purchase Price that has been raised and secured by SongVest through the Offering; and (ii) the amount set forth on Schedule B, if any. For the avoidance of doubt, if SongVest does not secure an amount equal to or in excess of the Option Threshold, through the Offering, the Option Threshold will not be deemed satisfied.

“Percentage Interest” means the royalty rate and/or percentage of revenue that provides for the Royalties that Seller is entitled to receive (from Distributor, Artist or other third party) with respect to the Assets and that SongVest is entitled to receive from the Seller with respect to the Revenue Sources.

“Portfolio” means the portfolio of Assets as set forth on Schedule A.

“Purchase Price” means the final purchase price for the Royalties by SongVest as set forth on Schedule A.

“Revenue Sources” means those sources of revenue earned and received by Seller and from which the Royalties are derived from the Assets, which may include, as set forth herein, Streaming, record sales, Neighboring Rights, licensing or digital sales.

“Royalty Period” means, with respect to the Royalties, the period commencing with the initial payment of the Royalties to the Investor and ending on such date as set forth in Schedule A.

“Royalties” means the royalties payable to SongVest in connection with the Portfolio that derive from the Revenue Sources based on the Percentage Interest.

“Royalty Interest” means the percentage of the Royalties that SongVest is entitled to as set forth in Schedule A.

“Seller Agreements” means those agreements between Seller and third parties, including Artists and/or Distributors, wherein Seller is entitled to receive the Percentage Interest of all Assets.

“Streaming” means the gross revenue payable to Seller derived from the Portfolio (including all Assets) from Distributor and/or Artist from all digital streaming platforms (e.g., Spotify) and reported by any source (digital service providers, Sound Exchange, or other companies collecting streaming income on the Portfolio)

“Term” means the term of this Agreement, which Term shall commence on the date of signature of this Agreement and continue until the earlier of (a) the date that the Option Threshold is deemed to not have been satisfied and (b) the date that all Royalties payable during the Royalty Period have been paid to SongVest. For the avoidance of doubt, in the event the Option Threshold has been satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and the Term shall continue through the date that all Royalties payable hereunder have been paid to SongVest.

“Test the Waters Auction” is a means in which SongVest may hold a pre-auction at SongVest.com website, where individuals can bid, through a second-price auction process. SongVest will use this process to gauge interest in the auction to help us finalize the number of shares and price per share of the Units.

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“Videos” means those audiovisual recordings of Masters and set forth on Schedule A, if any.

1. Transaction/Offering.

a.	Seller hereby grants to SongVest the exclusive right to conduct the Offering, and at SongVest’s discretion, a Test The Waters Auction prior thereto via the Site for the Auction Period. Upon the conclusion of the Offering, and solely in the event the Option Threshold is satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and Seller shall irrevocably assign, grant and convey the rights to the Royalties to SongVest for the entire duration of the Royalty Period.

b.	SongVest shall be solely responsible for the payment of the Proceed Rights to the Investor from the Royalties received from Seller hereunder throughout the Royalty Period.

c.	Promptly upon the conclusion of the Offering and receipt of the full Purchase Price therefor, SongVest will pay Seller the full amount of the Purchase Price.

d.	Notwithstanding the foregoing or anything herein to the contrary, in the event the Option Threshold is not satisfied (i.e., the full Purchase Price is not secured during the Offering), no rights to Royalties or any other revenue or property of Seller shall transfer to SongVest hereunder, SongVest’s option to enter into the Transaction shall be waived, and the Term of this Agreement shall terminate.

2. Royalties. In consideration of the Purchase Price paid to Seller hereunder, during the Royalty Period, Seller hereby agrees to pay (or direct payment from all applicable third parties, including Distributor and/or Artist) all Royalties from the following Assets and applicable Revenue Sources, but solely as listed in Schedule A, in connection with the Portfolio as follows:

a.	Masters: Revenue earned by Seller in connection with the sale and exploitation of the Masters in the Portfolio, if applicable, will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., Streaming) as set forth in Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

b.	Videos: Revenue earned by Seller in connection with the sale, distribution and exploitation of Videos in the Portfolio via the Revenue Sources, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest for the applicable Revenue Sources as set forth on Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

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c.	Neighboring Rights: Revenue earned by Seller in connection with all neighboring rights (including Sound Exchange) from the Masters in the Portfolio, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest as set forth on Schedule A.

d.	Additional Assets: Revenue earned by Seller from the Revenue Sources in connection with additional Assets as listed in Schedule A, if any, will be paid to SongVest and will be calculated on the Percentage Interest on Schedule A.

e.	Accounting:

i. A. Seller shall, pursuant to irrevocable letters of direction (“LOD”), a copy of which is attached hereto as Exhibit A, direct and cause Distributor and/or Artist, and any third party that distributes Assets and accounts to Seller in connection with Royalties therefor, to account and pay all Royalties to SongVest for the entire Royalty Period at the same time and on the same terms as such party is required to account to Seller.

B. In the event the applicable Distributor, Artist or other third party fails to account or pay Royalties to SongVest as required hereunder, Seller shall account to SongVest via a statement and pay all Royalties earned during such period no later than fifteen (15) days after receipt by Seller of such Royalties. All payments shall be made to SongVest via wire transfer of immediately available funds pursuant to SongVest’s written instructions for same. In the event Seller conducts an audit of any of Distributor’s or Artist’s (or other distributor’s) books and records regarding the sale of any Asset in the Portfolio at any time during the Term, Seller shall notify SongVest thereof and allow SongVest to participate in such audit as it relates to sales of Portfolio material. In the event Seller receives any proceeds or awards from any such audit or other claim relating to the Portfolio, Seller will immediately notify SongVest thereof and pay to SongVest its proportionate share of the proceeds (subject to a deduction therefrom of Seller’s actual, verifiable costs in conducting such audit or claim). Upon SongVest’s request therefor and subject to SongVest covering the costs thereof, Seller agrees to conduct an audit of Distributor’s or Artist’s books and records related solely to accountings in connection with Royalties hereunder. In the event such audit reveals an underpayment of any monies due and payable in connection with Assets that were the subject of such audit, Seller shall ensure that such additional monies are collected and paid directly to SongVest.

ii. At any time within two (2) years after any statement is rendered to SongVest by Seller hereunder, SongVest shall have the right to, upon thirty (30) days written notice, examine Seller’s books and records with respect to such statement. Such examination shall be at SongVest’s sole cost and expense, by a certified public accountant or other qualified representative designated by SongVest. Such examination shall be made during Seller’s usual business hours at the place where Seller maintains the books and records which relate to the Portfolio and which are necessary to verify the accuracy of the statement. Seller shall have no obligation to produce such books and records more than once with respect to each statement rendered to SongVest. Unless notice shall have been given to Seller as provided hereinabove, each royalty statement rendered to SongVest shall be final, conclusive and binding on SongVest and shall constitute an account stated. SongVest shall be foreclosed from maintaining any action, claim or proceeding against Seller in any forum or tribunal with respect to any statement or accounting rendered hereunder unless such action, claim or proceeding is commenced against Company in a court of competent jurisdiction within thirty (30) months after the date such statement or accounting is rendered.

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3. Seller’s Representations, Warranties and Covenants. Seller hereby represents, warrants and covenants to SongVest that as of the date hereof:

a.	Seller : (i) owns and/or has the irrevocable, exclusive right to receive the Royalties free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, restriction or adverse claim of any nature whatsoever (collectively, “Liens”), other than any tax obligation that Seller must satisfy in connection with the purchase and sale of the Royalties hereunder, (ii) is not aware of any Liens being asserted against the Royalties, (iii) has not consented to the imposition of any Liens on the Royalties and (iv) has not sold, assigned, transferred or otherwise encumbered any of Seller’s rights in the Royalties to any person or entity other than SongVest;

b.	Seller is competent to enter into (and understands the terms of) this Agreement and has been represented by tax and accounting advisors and legal counsel in the negotiation and execution of this Agreement, or knowingly waived Seller’s right to do so;

c.	Seller intends to (and shall) fully and timely satisfy all tax obligations of Seller flowing from this Agreement from the proceeds Seller receives from SongVest hereunder;

d.	Seller shall indemnify, defend and hold harmless SongVest, its agents, attorneys, employees, officers, directors, successors and assigns (collectively, the Indemnified Parties”) from and against all claims, losses, damages, penalties, judgments, lawsuits and all related costs and expenses of any nature (including legal fees and costs) (collectively, “Costs”) which may be incurred by or asserted against any of the Indemnified Parties arising out of, related to, or in connection with, this Agreement or any rights assigned or granted to SongVest hereunder, the Masters and/or Videos (or any of them), or any breach or alleged breach by Seller of Seller’s obligations, agreements, covenants, representations and/or warranties in this Agreement.

e.	Seller has all necessary right, power, legal capacity and authority, and all necessary actions on the part of Seller (including action required to be taken by Seller’s officers, directors, shareholders, trustees, executors or representatives) have been duly and validly taken to authorize Seller : (i) to own the Royalties; (ii) to sell, assign and transfer the Royalties as provided herein; (iii) to effectuate the execution and delivery of this Agreement; (iv) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (v) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. No approvals or consents of any persons or entities other than Seller are necessary in connection therewith, including, without limitation, any approval or consent by the Artists or Distributor. This Agreement is legal, valid, and binding upon Seller and is enforceable in accordance with its terms.

5

f.	As of the date of execution of this Agreement, Seller has no outstanding, unrecouped, and /or unearned advances in respect of or affecting the Royalties and, at no time during the Term will Seller enter into any agreement affecting the payment of Royalties hereunder, including, without limitation, any agreement whereby Seller receives any advance or other monies that are recoupable from (or otherwise reduce) Royalties payable hereunder.

e.	All federal, state and local taxes accrued or owing to and including the date of execution of this Agreement arising out of or in connection with the Royalties, including without limitation any sales or transfer taxes resulting from the transaction contemplated herein, if any, have been or will be paid or caused to be paid by Seller. The Royalties are free and clear of any and all liens, charges, mortgages, pledges, claims, encumbrances, obligations or liabilities of any kind or nature whatsoever whether accrued, absolute, contingent or otherwise.

f.	Throughout the entire Term, Seller shall use its best efforts to ensure that Distributor and/or Artists continuously pays Royalties, and that Distributor and/or Artist sells and exploits through all channels the Assets contained in the Portfolio, promotes, markets and advertises the Portfolio, and that the entire Portfolio shall remain in Distributor’s catalog and in no event shall any portion thereof be deleted therefrom.

g.	Seller has not assigned, pledged or otherwise transferred or encumbered the rights in the Royalties or any other rights being granted hereunder and has not and will not grant any rights or incur any obligations that are inconsistent with the rights granted herein or Seller’s obligations under this Agreement.

h.	Seller will maintain the power, right and authority to perform its obligations hereunder at all times during the Term.

i.	Each Seller Agreement is: (i) in full force and effect as of the date hereof, and shall remain in effect throughout the entire Term; (ii) is a valid and binding agreement between Seller and the applicable third party (e.g., Artist) wherein Seller is irrevocably entitled to receive and retain all Royalties with respect to the Assets; and (iii) at no time during the Term shall Seller terminate, rescind, revoke or attempt to terminate, rescind or revoke such Seller Agreement or any LOD without the prior written approval of SongVest.

4. Distribution. Seller agrees that if, prior to the expiration of the Term, Seller becomes aware that Distributor or Artist no longer has rights to distribute or exploit all or any of the Assets in the Portfolio or if Artist or Distributor is assigning rights in the Assets to any party or licensing rights to a new third party distributor or other entity (wherein a new entity has the right to sell Assets and is obligated to account to Seller [or other rights holder] for all sales thereof) (or otherwise the applicable Distributor or Artist desires to make such change), Seller agrees to notify, in writing, SongVest at least sixty (60) days in advance of said change (or, as soon as Seller is made aware of such change). Such notice shall include the titles of the Portfolio which shall be the subject matter of such change, and the particular change to be made. Seller further agrees to cooperate with SongVest and take whatever actions are necessary, complete and execute any necessary paperwork, documents and instruments (including, without limitation, new LODs) and submit same to the new distributor, licensee or owner so that the entire grant and assignment agreed upon in this Agreement shall continue to be paid to SongVest, if required, uninterruptedly. If Seller fails to notify SongVest such that SongVest cannot obtain the Royalties due SongVest per this Agreement within sixty (60) days after any change, or, if for any other reason SongVest is no longer able to receive the Royalties (or a portion thereof), Seller agrees to immediately compensate SongVest one hundred percent (100%) of the Purchase Price plus ten percent (10%) interest compounded annually from the date of full execution hereof in addition to the royalty payments due hereunder. Seller agrees that any royalties collected by Seller which should have been paid to SongVest per this Agreement will be paid directly to SongVest by Seller within fifteen (15) days after Seller’s receipt thereof (as further set forth in Section 2 above). Any delay in settlement of royalties due SongVest will be subject to payment of interest at a rate of two percent (2%) per month. In the event SongVest requires that Royalties be paid to SongVest directly from the applicable Distributor or Artist, Seller agrees to execute and deliver to Distributor or Artist, as applicable, the LOD immediately upon notice thereof by SongVest.

6

5. Successors & Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. Neither party may assign any of its rights hereunder; provided, however, that SongVest may assign this Agreement or any of its rights hereunder to a third party which agrees to assume SongVest’s obligations hereunder.

6. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

If to Seller:

If to SongVest:	SongVest
1053 East Whitaker Rd. Suite 11
Raleigh, NC 27604
Attn.: President

7. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, USA (without regard to its conflicts of law doctrines) as if this Agreement were entered into and wholly to be performed therein. All actions arising out of or relating to this Agreement shall be brought in the State or Federal courts in Wake County, North Carolina, and the parties hereby submit to the jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs insured in such action or proceeding in addition to any other relief to which such party may be entitled.

8. Entire Agreement; Modifications; Headings. This Agreement, together with the Closing Documents, constitute the entire understanding between the Parties with respect to the transactions contemplated herein and supersede all other agreements and understandings between the Parties; provided, however, that in the event of any conflict, the terms of this Agreement shall prevail. No modification of this Agreement shall be valid unless in writing and signed by both Parties. The titles and headings of the various articles and sections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

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9. Third-Party Beneficiary. The Parties acknowledge and agree that the Investor is an intended third-party beneficiary of this Agreement and, therefore, that the Investor may enforce its terms directly.

10. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal (each Party adopting the word “SEAL” as its true and lawful seal) as of the date first set forth above.

SongVest:

RoyaltyTraders LLC dba SongVest

	By:	/s/ Sean Peace
(SEAL)
	Name:	Sean Peace
	Title:	President

Seller:

	By:	/s/ Jay Anthony
(SEAL)
	Name:	Jay Anthony

8

SCHEDULE A

PORTFOLIO/ REVENUE SOURCES/ PERCENTAGE INTERESTS

1. Royalty Period – Commencing on Dec 8th, 2021

2. Assets – The following are the type of Assets contained in the Portfolio:

a. Master Recordings

3. Percentage Interests – The Percentage Interest (i.e., the royalty rate or net revenue percentage) in Seller’s Revenue Sources is 100%.

4. Revenue Sources – The Revenue Sources from sales and/or exploitations of Assets are as follows:

a. All master income

5. Distributors – The current Distributors of Assets:

a. Empire Distribution

6. Purchase Price and Royalty Interest – The Purchase Price shall be equal to either (i) the “Minimum” set forth below; (ii) the “Maximum” set forth below; or (iii) a number in between the “Minimum” and “Maximum” set forth below:

●	Minimum: $15,375, which shall entitle SongVest to 30% Royalty Interest in the Royalties(1)

●	Maximum: $51,250, which shall entitle SongVest to a 100% Royalty Interest in the Royalties(1)

7. Artist – The musical group or recording artist whose performances are embodied in the Assets is “HBK Gang”

(1)	For any Purchase Price that falls between the Minimum or Maximum amounts set forth above, the Royalty Interest in the Royalties to which SongVest shall be entitled will be calculated by multiplying the Purchase Price by a fraction, for which the numerator shall be the Purchase Price, and the denominator shall be the Maximum amount set forth above.

Sch. A-1

8. Portfolio – The list of titles included for sale

UPC_EAN	Catalog #	Product Title	Product Artist	ISRC	Track Title	Track Artist
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032993	Never Goin’ Broke	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032959	Go Crazy	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032965	Gettin’ It	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032961	She Ready	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032960	Down For The Click	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032967	They Don’t	Sage The Gemini
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032962	Quit Cattin	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032964	Change Your Life	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032977	Can’t Hold Me Down	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032963	All That	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032966	No doubt	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032987	Bossed Up	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032990	I Don’t Know Why	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032968	Right Here	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032991	Anita Baker	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032989	Don’t Trip	Skipper
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032992	Little Bit	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32959
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32967
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32961
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32963
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32966
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32968
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32964
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32991
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32989

Sch. A-2

SCHEDULE B: FEES AND EXPENSES

SongVest intends to collect a fee equal to 16.26% of the Purchase Price as compensation for its role in facilitating the Transaction. SongVest may elect to forego this additional fee in its sole discretion.

Sch. B-1

EXHIBIT A

December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Royalty Option Agreement between Jay Anthony, individually, and on behalf of any affiliate of himself (collectively, “Seller”), and RoyaltyTraders LLC dba SongVest (“Purchaser”), effectively dated December 8, 2021, a copy of which is attached hereto (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect Seller’s share of royalties from the Masters (and other Assets) accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after December 8, 2021, you are to remit all of the Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to: SongVest, Inc. 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Please confirm your receipt of this notice.

Very truly yours,

A-1

EXHIBIT A-1

NOTICE TO MASTER OWNER

Dated: December 8, 2021

HBK Forever c/o Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Please be advised that effective as of Deember 8, 2021 (“Effective Date”), I have assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of my “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean my worldwide share of all monies earned, paid or payable from Empire Distribution, or any affiliate, distributor or licensee thereof, or any successor or assignee of any of the foregoing (individually and collectively, “Label”) and derived from: (i) any use or exploitation, including, without limitation, record sales, licensing, streaming, digital distribution or any other source in connection with the “Produced Recordings” (as defined below), and (ii) any and all causes of action, including, without limitation, for infringement of the Produced Recordings past, present and future.

This assignment is subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Label’s compliance with the foregoing authorization shall constitute an accommodation to me alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me, and Label shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I shall indemnify and hold Label harmless against any claims asserted against Label and any damages, losses or expenses Label incurs by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-1-1

EXHIBIT A-2

LETTER OF DIRECTION

TO LABEL FROM ARTIST

Dated: December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Reference is hereby made to that agreement between me/us and Jay Anthony (“Seller”) wherein I/we am/are obligated to pay to Seller a royalty in connection with certain master recordings embodying my/our performances.

Please be advised that effective as of December 8, 2021 (“Effective Date”), Seller assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of Seller’s “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean Seller’s worldwide share of all royalties in connection with the “Produced Recordings” (as defined below) payable with respect to and subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Your compliance with the foregoing authorization shall constitute an accommodation to me/us alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me/us, and you shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I/We shall indemnify and hold you harmless against any claims asserted against you and any damages, losses or expenses you incur by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-2-1

ATTACHMENT B

SELLER AGREEMENTS/ MASTERS

ROYALTY OPTION AGREEMENT

This Royalty Agreement (“Agreement”) is entered into as of December 8, 2021 by and between RoyaltyTraders LLC dba SongVest, a Delaware corporation (“SongVest”) at 1053 East Whitaker Rd Suite 115, Raleigh NC 27604, and Parrell Cox, an individual located at 1936 Alhambra Ave. Martinez CA 94553 “Seller” and, collectively with SongVest, the “Parties”).

WHEREAS, Seller is granting to SongVest an exclusive option to enter into the Transaction, which option shall be deemed exercised in the event the Option Threshold is satisfied.

WHEREAS, Subject to the satisfaction of the Option Threshold hereunder, Seller will sell to SongVest the right to receive Royalties deriving from the Portfolio during the Royalty Periods (as listed on Schedule A), and SongVest will issue proceed rights units (each a “Unit” and collectively the “Proceed Rights”) to a third party investor (the “Investor”) in and to such Royalties via the SongVest website (the “Site”) as further set forth herein (collectively, the “Transaction”).

WHEREAS, the Parties desire to memorialize their agreement regarding the Royalties to be paid by Seller to SongVest in exchange for the payment to Seller of the Purchase Price.

NOW, THEREFORE, the Parties hereby agree as follows:

Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Assets” means the assets contained in the Portfolio (e.g., Masters, Videos) as listed on Schedule A

“Auction Period” means the dates during which the Test the Waters Auction is held and ending on the last day of the Test the Waters Auction.

“Artist(s)” means those recording artists whose musical performances are embodied in the Assets contained in the Portfolio, if any, and as set forth on Schedule A.

“Distributor(s)” means that record label or distributor (or distributors) set forth on Schedule A that sells, markets, and/or distributes the Assets.

“Fees and Expenses” means the fees and expenses, including Anticipated Fees, incurred by SongVest for its time and effort to place the Proceed Rights into the Offering and market the Units and Proceed Rights to the general public. Fees and Expenses include, without limitation, legal and other regulator costs related to completing the Offering memorandum and closing. Anticipated Fees are outlined in Schedule B, though actual Fees and Expenses may differ.

“Masters” means those master recordings embodying the performances of Artist(s) and set forth on Schedule A, if any.

“Offering” means the offering held by SongVest via the Site wherein the Investor is issued the Units and Proceed Rights.

“Option Threshold” means an amount equal to the sum of (i) the Purchase Price that has been raised and secured by SongVest through the Offering; and (ii) the amount set forth on Schedule B, if any. For the avoidance of doubt, if SongVest does not secure an amount equal to or in excess of the Option Threshold, through the Offering, the Option Threshold will not be deemed satisfied.

“Percentage Interest” means the royalty rate and/or percentage of revenue that provides for the Royalties that Seller is entitled to receive (from Distributor, Artist or other third party) with respect to the Assets and that SongVest is entitled to receive from the Seller with respect to the Revenue Sources.

“Portfolio” means the portfolio of Assets as set forth on Schedule A.

“Purchase Price” means the final purchase price for the Royalties by SongVest as set forth on Schedule A.

“Revenue Sources” means those sources of revenue earned and received by Seller and from which the Royalties are derived from the Assets, which may include, as set forth herein, Streaming, record sales, Neighboring Rights, licensing or digital sales.

“Royalty Period” means, with respect to the Royalties, the period commencing with the initial payment of the Royalties to the Investor and ending on such date as set forth in Schedule A.

“Royalties” means the royalties payable to SongVest in connection with the Portfolio that derive from the Revenue Sources based on the Percentage Interest.

“Royalty Interest” means the percentage of the Royalties that SongVest is entitled to as set forth in Schedule A.

“Seller Agreements” means those agreements between Seller and third parties, including Artists and/or Distributors, wherein Seller is entitled to receive the Percentage Interest of all Assets.

“Streaming” means the gross revenue payable to Seller derived from the Portfolio (including all Assets) from Distributor and/or Artist from all digital streaming platforms (e.g., Spotify) and reported by any source (digital service providers, Sound Exchange, or other companies collecting streaming income on the Portfolio)

“Term” means the term of this Agreement, which Term shall commence on the date of signature of this Agreement and continue until the earlier of (a) the date that the Option Threshold is deemed to not have been satisfied and (b) the date that all Royalties payable during the Royalty Period have been paid to SongVest. For the avoidance of doubt, in the event the Option Threshold has been satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and the Term shall continue through the date that all Royalties payable hereunder have been paid to SongVest.

“Test the Waters Auction” is a means in which SongVest may hold a pre-auction at SongVest.com website, where individuals can bid, through a second-price auction process. SongVest will use this process to gauge interest in the auction to help us finalize the number of shares and price per share of the Units.

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“Videos” means those audiovisual recordings of Masters and set forth on Schedule A, if any.

1. Transaction/Offering.

a.	Seller hereby grants to SongVest the exclusive right to conduct the Offering, and at SongVest’s discretion, a Test The Waters Auction prior thereto via the Site for the Auction Period. Upon the conclusion of the Offering, and solely in the event the Option Threshold is satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and Seller shall irrevocably assign, grant and convey the rights to the Royalties to SongVest for the entire duration of the Royalty Period.

b.	SongVest shall be solely responsible for the payment of the Proceed Rights to the Investor from the Royalties received from Seller hereunder throughout the Royalty Period.

c.	Promptly upon the conclusion of the Offering and receipt of the full Purchase Price therefor, SongVest will pay Seller the full amount of the Purchase Price.

d.	Notwithstanding the foregoing or anything herein to the contrary, in the event the Option Threshold is not satisfied (i.e., the full Purchase Price is not secured during the Offering), no rights to Royalties or any other revenue or property of Seller shall transfer to SongVest hereunder, SongVest’s option to enter into the Transaction shall be waived, and the Term of this Agreement shall terminate.

2. Royalties. In consideration of the Purchase Price paid to Seller hereunder, during the Royalty Period, Seller hereby agrees to pay (or direct payment from all applicable third parties, including Distributor and/or Artist) all Royalties from the following Assets and applicable Revenue Sources, but solely as listed in Schedule A, in connection with the Portfolio as follows:

a.	Masters: Revenue earned by Seller in connection with the sale and exploitation of the Masters in the Portfolio, if applicable, will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., Streaming) as set forth in Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

b.	Videos: Revenue earned by Seller in connection with the sale, distribution and exploitation of Videos in the Portfolio via the Revenue Sources, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest for the applicable Revenue Sources as set forth on Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

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c.	Neighboring Rights: Revenue earned by Seller in connection with all neighboring rights (including Sound Exchange) from the Masters in the Portfolio, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest as set forth on Schedule A.

d.	Additional Assets: Revenue earned by Seller from the Revenue Sources in connection with additional Assets as listed in Schedule A, if any, will be paid to SongVest and will be calculated on the Percentage Interest on Schedule A.

e.	Accounting:

i. A. Seller shall, pursuant to irrevocable letters of direction (“LOD”), a copy of which is attached hereto as Exhibit A, direct and cause Distributor and/or Artist, and any third party that distributes Assets and accounts to Seller in connection with Royalties therefor, to account and pay all Royalties to SongVest for the entire Royalty Period at the same time and on the same terms as such party is required to account to Seller.

B. In the event the applicable Distributor, Artist or other third party fails to account or pay Royalties to SongVest as required hereunder, Seller shall account to SongVest via a statement and pay all Royalties earned during such period no later than fifteen (15) days after receipt by Seller of such Royalties. All payments shall be made to SongVest via wire transfer of immediately available funds pursuant to SongVest’s written instructions for same. In the event Seller conducts an audit of any of Distributor’s or Artist’s (or other distributor’s) books and records regarding the sale of any Asset in the Portfolio at any time during the Term, Seller shall notify SongVest thereof and allow SongVest to participate in such audit as it relates to sales of Portfolio material. In the event Seller receives any proceeds or awards from any such audit or other claim relating to the Portfolio, Seller will immediately notify SongVest thereof and pay to SongVest its proportionate share of the proceeds (subject to a deduction therefrom of Seller’s actual, verifiable costs in conducting such audit or claim). Upon SongVest’s request therefor and subject to SongVest covering the costs thereof, Seller agrees to conduct an audit of Distributor’s or Artist’s books and records related solely to accountings in connection with Royalties hereunder. In the event such audit reveals an underpayment of any monies due and payable in connection with Assets that were the subject of such audit, Seller shall ensure that such additional monies are collected and paid directly to SongVest.

ii. At any time within two (2) years after any statement is rendered to SongVest by Seller hereunder, SongVest shall have the right to, upon thirty (30) days written notice, examine Seller’s books and records with respect to such statement. Such examination shall be at SongVest’s sole cost and expense, by a certified public accountant or other qualified representative designated by SongVest. Such examination shall be made during Seller’s usual business hours at the place where Seller maintains the books and records which relate to the Portfolio and which are necessary to verify the accuracy of the statement. Seller shall have no obligation to produce such books and records more than once with respect to each statement rendered to SongVest. Unless notice shall have been given to Seller as provided hereinabove, each royalty statement rendered to SongVest shall be final, conclusive and binding on SongVest and shall constitute an account stated. SongVest shall be foreclosed from maintaining any action, claim or proceeding against Seller in any forum or tribunal with respect to any statement or accounting rendered hereunder unless such action, claim or proceeding is commenced against Company in a court of competent jurisdiction within thirty (30) months after the date such statement or accounting is rendered.

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3. Seller’s Representations, Warranties and Covenants. Seller hereby represents, warrants and covenants to SongVest that as of the date hereof:

a.	Seller : (i) owns and/or has the irrevocable, exclusive right to receive the Royalties free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, restriction or adverse claim of any nature whatsoever (collectively, “Liens”), other than any tax obligation that Seller must satisfy in connection with the purchase and sale of the Royalties hereunder, (ii) is not aware of any Liens being asserted against the Royalties, (iii) has not consented to the imposition of any Liens on the Royalties and (iv) has not sold, assigned, transferred or otherwise encumbered any of Seller’s rights in the Royalties to any person or entity other than SongVest;

b.	Seller is competent to enter into (and understands the terms of) this Agreement and has been represented by tax and accounting advisors and legal counsel in the negotiation and execution of this Agreement, or knowingly waived Seller’s right to do so;

c.	Seller intends to (and shall) fully and timely satisfy all tax obligations of Seller flowing from this Agreement from the proceeds Seller receives from SongVest hereunder;

d.	Seller shall indemnify, defend and hold harmless SongVest, its agents, attorneys, employees, officers, directors, successors and assigns (collectively, the Indemnified Parties”) from and against all claims, losses, damages, penalties, judgments, lawsuits and all related costs and expenses of any nature (including legal fees and costs) (collectively, “Costs”) which may be incurred by or asserted against any of the Indemnified Parties arising out of, related to, or in connection with, this Agreement or any rights assigned or granted to SongVest hereunder, the Masters and/or Videos (or any of them), or any breach or alleged breach by Seller of Seller’s obligations, agreements, covenants, representations and/or warranties in this Agreement.

e.	Seller has all necessary right, power, legal capacity and authority, and all necessary actions on the part of Seller (including action required to be taken by Seller’s officers, directors, shareholders, trustees, executors or representatives) have been duly and validly taken to authorize Seller : (i) to own the Royalties; (ii) to sell, assign and transfer the Royalties as provided herein; (iii) to effectuate the execution and delivery of this Agreement; (iv) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (v) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. No approvals or consents of any persons or entities other than Seller are necessary in connection therewith, including, without limitation, any approval or consent by the Artists or Distributor. This Agreement is legal, valid, and binding upon Seller and is enforceable in accordance with its terms.

5

f.	As of the date of execution of this Agreement, Seller has no outstanding, unrecouped, and /or unearned advances in respect of or affecting the Royalties and, at no time during the Term will Seller enter into any agreement affecting the payment of Royalties hereunder, including, without limitation, any agreement whereby Seller receives any advance or other monies that are recoupable from (or otherwise reduce) Royalties payable hereunder.

e.	All federal, state and local taxes accrued or owing to and including the date of execution of this Agreement arising out of or in connection with the Royalties, including without limitation any sales or transfer taxes resulting from the transaction contemplated herein, if any, have been or will be paid or caused to be paid by Seller. The Royalties are free and clear of any and all liens, charges, mortgages, pledges, claims, encumbrances, obligations or liabilities of any kind or nature whatsoever whether accrued, absolute, contingent or otherwise.

f.	Throughout the entire Term, Seller shall use its best efforts to ensure that Distributor and/or Artists continuously pays Royalties, and that Distributor and/or Artist sells and exploits through all channels the Assets contained in the Portfolio, promotes, markets and advertises the Portfolio, and that the entire Portfolio shall remain in Distributor’s catalog and in no event shall any portion thereof be deleted therefrom.

g.	Seller has not assigned, pledged or otherwise transferred or encumbered the rights in the Royalties or any other rights being granted hereunder and has not and will not grant any rights or incur any obligations that are inconsistent with the rights granted herein or Seller’s obligations under this Agreement.

h.	Seller will maintain the power, right and authority to perform its obligations hereunder at all times during the Term.

i.	Each Seller Agreement is: (i) in full force and effect as of the date hereof, and shall remain in effect throughout the entire Term; (ii) is a valid and binding agreement between Seller and the applicable third party (e.g., Artist) wherein Seller is irrevocably entitled to receive and retain all Royalties with respect to the Assets; and (iii) at no time during the Term shall Seller terminate, rescind, revoke or attempt to terminate, rescind or revoke such Seller Agreement or any LOD without the prior written approval of SongVest.

4. Distribution. Seller agrees that if, prior to the expiration of the Term, Seller becomes aware that Distributor or Artist no longer has rights to distribute or exploit all or any of the Assets in the Portfolio or if Artist or Distributor is assigning rights in the Assets to any party or licensing rights to a new third party distributor or other entity (wherein a new entity has the right to sell Assets and is obligated to account to Seller [or other rights holder] for all sales thereof) (or otherwise the applicable Distributor or Artist desires to make such change), Seller agrees to notify, in writing, SongVest at least sixty (60) days in advance of said change (or, as soon as Seller is made aware of such change). Such notice shall include the titles of the Portfolio which shall be the subject matter of such change, and the particular change to be made. Seller further agrees to cooperate with SongVest and take whatever actions are necessary, complete and execute any necessary paperwork, documents and instruments (including, without limitation, new LODs) and submit same to the new distributor, licensee or owner so that the entire grant and assignment agreed upon in this Agreement shall continue to be paid to SongVest, if required, uninterruptedly. If Seller fails to notify SongVest such that SongVest cannot obtain the Royalties due SongVest per this Agreement within sixty (60) days after any change, or, if for any other reason SongVest is no longer able to receive the Royalties (or a portion thereof), Seller agrees to immediately compensate SongVest one hundred percent (100%) of the Purchase Price plus ten percent (10%) interest compounded annually from the date of full execution hereof in addition to the royalty payments due hereunder. Seller agrees that any royalties collected by Seller which should have been paid to SongVest per this Agreement will be paid directly to SongVest by Seller within fifteen (15) days after Seller’s receipt thereof (as further set forth in Section 2 above). Any delay in settlement of royalties due SongVest will be subject to payment of interest at a rate of two percent (2%) per month. In the event SongVest requires that Royalties be paid to SongVest directly from the applicable Distributor or Artist, Seller agrees to execute and deliver to Distributor or Artist, as applicable, the LOD immediately upon notice thereof by SongVest.

6

5. Successors & Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. Neither party may assign any of its rights hereunder; provided, however, that SongVest may assign this Agreement or any of its rights hereunder to a third party which agrees to assume SongVest’s obligations hereunder.

6. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

If to Seller:

If to SongVest:	SongVest
1053 East Whitaker Rd. Suite 11
Raleigh, NC 27604
Attn.: President

7. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, USA (without regard to its conflicts of law doctrines) as if this Agreement were entered into and wholly to be performed therein. All actions arising out of or relating to this Agreement shall be brought in the State or Federal courts in Wake County, North Carolina, and the parties hereby submit to the jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs insured in such action or proceeding in addition to any other relief to which such party may be entitled.

8. Entire Agreement; Modifications; Headings. This Agreement, together with the Closing Documents, constitute the entire understanding between the Parties with respect to the transactions contemplated herein and supersede all other agreements and understandings between the Parties; provided, however, that in the event of any conflict, the terms of this Agreement shall prevail. No modification of this Agreement shall be valid unless in writing and signed by both Parties. The titles and headings of the various articles and sections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

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9. Third-Party Beneficiary. The Parties acknowledge and agree that the Investor is an intended third-party beneficiary of this Agreement and, therefore, that the Investor may enforce its terms directly.

10. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal (each Party adopting the word “SEAL” as its true and lawful seal) as of the date first set forth above.

SongVest:

RoyaltyTraders LLC dba SongVest

	By:	/s/ Sean Peace
(SEAL)
	Name:	Sean Peace
	Title:	President

Seller:

	By:	/s/ Parrell Cox
(SEAL)
	Name:	Parrell Cox

8

SCHEDULE A

PORTFOLIO/ REVENUE SOURCES/ PERCENTAGE INTERESTS

1. Royalty Period – Commencing on Dec 8th, 2021

2. Assets – The following are the type of Assets contained in the Portfolio:

a. Master Recordings

3. Percentage Interests – The Percentage Interest (i.e., the royalty rate or net revenue percentage) in Seller’s Revenue Sources is 100%.

4. Revenue Sources – The Revenue Sources from sales and/or exploitations of Assets are as follows:

a. All master income

5. Distributors – The current Distributors of Assets:

a. Empire Distribution

6. Purchase Price and Royalty Interest – The Purchase Price shall be equal to either (i) the “Minimum” set forth below; (ii) the “Maximum” set forth below; or (iii) a number in between the “Minimum” and “Maximum” set forth below:

●	Minimum: $15,375, which shall entitle SongVest to 30% Royalty Interest in the Royalties(1)

●	Maximum: $51,250, which shall entitle SongVest to a 100% Royalty Interest in the Royalties(1)

7. Artist – The musical group or recording artist whose performances are embodied in the Assets is “HBK Gang”

(1)	For any Purchase Price that falls between the Minimum or Maximum amounts set forth above, the Royalty Interest in the Royalties to which SongVest shall be entitled will be calculated by multiplying the Purchase Price by a fraction, for which the numerator shall be the Purchase Price, and the denominator shall be the Maximum amount set forth above.

Sch. A-1

8. Portfolio – The list of titles included for sale

UPC_EAN	Catalog #	Product Title	Product Artist	ISRC	Track Title	Track Artist
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032993	Never Goin’ Broke	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032959	Go Crazy	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032965	Gettin’ It	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032961	She Ready	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032960	Down For The Click	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032967	They Don’t	Sage The Gemini
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032962	Quit Cattin	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032964	Change Your Life	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032977	Can’t Hold Me Down	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032963	All That	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032966	No doubt	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032987	Bossed Up	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032990	I Don’t Know Why	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032968	Right Here	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032991	Anita Baker	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032989	Don’t Trip	Skipper
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032992	Little Bit	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32959
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32967
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32961
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32963
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32966
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32968
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32964
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32991
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32989

Sch. A-2

SCHEDULE B: FEES AND EXPENSES

SongVest intends to collect a fee equal to 16.26% of the Purchase Price as compensation for its role in facilitating the Transaction. SongVest may elect to forego this additional fee in its sole discretion.

Sch. B-1

EXHIBIT A

December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Royalty Option Agreement between Parrell Cox, individually, and on behalf of any affiliate of himself (collectively, “Seller”), and RoyaltyTraders LLC dba SongVest (“Purchaser”), effectively dated December 8, 2021, a copy of which is attached hereto (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect Seller’s share of royalties from the Masters (and other Assets) accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after December 8, 2021, you are to remit all of the Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to: SongVest, Inc. 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Please confirm your receipt of this notice.

Very truly yours,

A-1

EXHIBIT A-1

NOTICE TO MASTER OWNER

Dated: December 8, 2021

HBK Forever c/o Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Please be advised that effective as of Deember 8, 2021 (“Effective Date”), I have assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of my “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean my worldwide share of all monies earned, paid or payable from Empire Distribution, or any affiliate, distributor or licensee thereof, or any successor or assignee of any of the foregoing (individually and collectively, “Label”) and derived from: (i) any use or exploitation, including, without limitation, record sales, licensing, streaming, digital distribution or any other source in connection with the “Produced Recordings” (as defined below), and (ii) any and all causes of action, including, without limitation, for infringement of the Produced Recordings past, present and future.

This assignment is subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Label’s compliance with the foregoing authorization shall constitute an accommodation to me alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me, and Label shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I shall indemnify and hold Label harmless against any claims asserted against Label and any damages, losses or expenses Label incurs by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-1-1

EXHIBIT A-2

LETTER OF DIRECTION

TO LABEL FROM ARTIST

Dated: December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Reference is hereby made to that agreement between me/us and Parrell Cox (“Seller”) wherein I/we am/are obligated to pay to Seller a royalty in connection with certain master recordings embodying my/our performances.

Please be advised that effective as of December 8, 2021 (“Effective Date”), Seller assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of Seller’s “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean Seller’s worldwide share of all royalties in connection with the “Produced Recordings” (as defined below) payable with respect to and subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Your compliance with the foregoing authorization shall constitute an accommodation to me/us alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me/us, and you shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I/We shall indemnify and hold you harmless against any claims asserted against you and any damages, losses or expenses you incur by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-2-1

ATTACHMENT B

SELLER AGREEMENTS/ MASTERS

ROYALTY OPTION AGREEMENT

This Royalty Agreement (“Agreement”) is entered into as of December 8, 2021 by and between RoyaltyTraders LLC dba SongVest, a Delaware corporation (“SongVest”) at 1053 East Whitaker Rd Suite 115, Raleigh NC 27604, and Rossi Simon, an individual located at 335 E. Plymouth Street #9 Inglewood, Ca 90302 “Seller” and, collectively with SongVest, the “Parties”).

WHEREAS, Seller is granting to SongVest an exclusive option to enter into the Transaction, which option shall be deemed exercised in the event the Option Threshold is satisfied.

WHEREAS, Subject to the satisfaction of the Option Threshold hereunder, Seller will sell to SongVest the right to receive Royalties deriving from the Portfolio during the Royalty Periods (as listed on Schedule A), and SongVest will issue proceed rights units (each a “Unit” and collectively the “Proceed Rights”) to a third party investor (the “Investor”) in and to such Royalties via the SongVest website (the “Site”) as further set forth herein (collectively, the “Transaction”).

WHEREAS, the Parties desire to memorialize their agreement regarding the Royalties to be paid by Seller to SongVest in exchange for the payment to Seller of the Purchase Price.

NOW, THEREFORE, the Parties hereby agree as follows:

Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Assets” means the assets contained in the Portfolio (e.g., Masters, Videos) as listed on Schedule A

“Auction Period” means the dates during which the Test the Waters Auction is held and ending on the last day of the Test the Waters Auction.

“Artist(s)” means those recording artists whose musical performances are embodied in the Assets contained in the Portfolio, if any, and as set forth on Schedule A.

“Distributor(s)” means that record label or distributor (or distributors) set forth on Schedule A that sells, markets, and/or distributes the Assets.

“Fees and Expenses” means the fees and expenses, including Anticipated Fees, incurred by SongVest for its time and effort to place the Proceed Rights into the Offering and market the Units and Proceed Rights to the general public. Fees and Expenses include, without limitation, legal and other regulator costs related to completing the Offering memorandum and closing. Anticipated Fees are outlined in Schedule B, though actual Fees and Expenses may differ.

“Masters” means those master recordings embodying the performances of Artist(s) and set forth on Schedule A, if any.

“Offering” means the offering held by SongVest via the Site wherein the Investor is issued the Units and Proceed Rights.

“Option Threshold” means an amount equal to the sum of (i) the Purchase Price that has been raised and secured by SongVest through the Offering; and (ii) the amount set forth on Schedule B, if any. For the avoidance of doubt, if SongVest does not secure an amount equal to or in excess of the Option Threshold, through the Offering, the Option Threshold will not be deemed satisfied.

“Percentage Interest” means the royalty rate and/or percentage of revenue that provides for the Royalties that Seller is entitled to receive (from Distributor, Artist or other third party) with respect to the Assets and that SongVest is entitled to receive from the Seller with respect to the Revenue Sources.

“Portfolio” means the portfolio of Assets as set forth on Schedule A.

“Purchase Price” means the final purchase price for the Royalties by SongVest as set forth on Schedule A.

“Revenue Sources” means those sources of revenue earned and received by Seller and from which the Royalties are derived from the Assets, which may include, as set forth herein, Streaming, record sales, Neighboring Rights, licensing or digital sales.

“Royalty Period” means, with respect to the Royalties, the period commencing with the initial payment of the Royalties to the Investor and ending on such date as set forth in Schedule A.

“Royalties” means the royalties payable to SongVest in connection with the Portfolio that derive from the Revenue Sources based on the Percentage Interest.

“Royalty Interest” means the percentage of the Royalties that SongVest is entitled to as set forth in Schedule A.

“Seller Agreements” means those agreements between Seller and third parties, including Artists and/or Distributors, wherein Seller is entitled to receive the Percentage Interest of all Assets.

“Streaming” means the gross revenue payable to Seller derived from the Portfolio (including all Assets) from Distributor and/or Artist from all digital streaming platforms (e.g., Spotify) and reported by any source (digital service providers, Sound Exchange, or other companies collecting streaming income on the Portfolio)

“Term” means the term of this Agreement, which Term shall commence on the date of signature of this Agreement and continue until the earlier of (a) the date that the Option Threshold is deemed to not have been satisfied and (b) the date that all Royalties payable during the Royalty Period have been paid to SongVest. For the avoidance of doubt, in the event the Option Threshold has been satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and the Term shall continue through the date that all Royalties payable hereunder have been paid to SongVest.

“Test the Waters Auction” is a means in which SongVest may hold a pre-auction at SongVest.com website, where individuals can bid, through a second-price auction process. SongVest will use this process to gauge interest in the auction to help us finalize the number of shares and price per share of the Units.

“Videos” means those audiovisual recordings of Masters and set forth on Schedule A, if any.

1. Transaction/Offering.

a.	Seller hereby grants to SongVest the exclusive right to conduct the Offering, and at SongVest’s discretion, a Test The Waters Auction prior thereto via the Site for the Auction Period. Upon the conclusion of the Offering, and solely in the event the Option Threshold is satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and Seller shall irrevocably assign, grant and convey the rights to the Royalties to SongVest for the entire duration of the Royalty Period.

b.	SongVest shall be solely responsible for the payment of the Proceed Rights to the Investor from the Royalties received from Seller hereunder throughout the Royalty Period.

c.	Promptly upon the conclusion of the Offering and receipt of the full Purchase Price therefor, SongVest will pay Seller the full amount of the Purchase Price.

d.	Notwithstanding the foregoing or anything herein to the contrary, in the event the Option Threshold is not satisfied (i.e., the full Purchase Price is not secured during the Offering), no rights to Royalties or any other revenue or property of Seller shall transfer to SongVest hereunder, SongVest’s option to enter into the Transaction shall be waived, and the Term of this Agreement shall terminate.

2. Royalties. In consideration of the Purchase Price paid to Seller hereunder, during the Royalty Period, Seller hereby agrees to pay (or direct payment from all applicable third parties, including Distributor and/or Artist) all Royalties from the following Assets and applicable Revenue Sources, but solely as listed in Schedule A, in connection with the Portfolio as follows:

a.	Masters: Revenue earned by Seller in connection with the sale and exploitation of the Masters in the Portfolio, if applicable, will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., Streaming) as set forth in Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

b.	Videos: Revenue earned by Seller in connection with the sale, distribution and exploitation of Videos in the Portfolio via the Revenue Sources, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest for the applicable Revenue Sources as set forth on Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

c.	Neighboring Rights: Revenue earned by Seller in connection with all neighboring rights (including Sound Exchange) from the Masters in the Portfolio, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest as set forth on Schedule A.

d.	Additional Assets: Revenue earned by Seller from the Revenue Sources in connection with additional Assets as listed in Schedule A, if any, will be paid to SongVest and will be calculated on the Percentage Interest on Schedule A.

e.	Accounting:

i. A. Seller shall, pursuant to irrevocable letters of direction (“LOD”), a copy of which is attached hereto as Exhibit A, direct and cause Distributor and/or Artist, and any third party that distributes Assets and accounts to Seller in connection with Royalties therefor, to account and pay all Royalties to SongVest for the entire Royalty Period at the same time and on the same terms as such party is required to account to Seller.

B. In the event the applicable Distributor, Artist or other third party fails to account or pay Royalties to SongVest as required hereunder, Seller shall account to SongVest via a statement and pay all Royalties earned during such period no later than fifteen (15) days after receipt by Seller of such Royalties. All payments shall be made to SongVest via wire transfer of immediately available funds pursuant to SongVest’s written instructions for same. In the event Seller conducts an audit of any of Distributor’s or Artist’s (or other distributor’s) books and records regarding the sale of any Asset in the Portfolio at any time during the Term, Seller shall notify SongVest thereof and allow SongVest to participate in such audit as it relates to sales of Portfolio material. In the event Seller receives any proceeds or awards from any such audit or other claim relating to the Portfolio, Seller will immediately notify SongVest thereof and pay to SongVest its proportionate share of the proceeds (subject to a deduction therefrom of Seller’s actual, verifiable costs in conducting such audit or claim). Upon SongVest’s request therefor and subject to SongVest covering the costs thereof, Seller agrees to conduct an audit of Distributor’s or Artist’s books and records related solely to accountings in connection with Royalties hereunder. In the event such audit reveals an underpayment of any monies due and payable in connection with Assets that were the subject of such audit, Seller shall ensure that such additional monies are collected and paid directly to SongVest.

ii. At any time within two (2) years after any statement is rendered to SongVest by Seller hereunder, SongVest shall have the right to, upon thirty (30) days written notice, examine Seller’s books and records with respect to such statement. Such examination shall be at SongVest’s sole cost and expense, by a certified public accountant or other qualified representative designated by SongVest. Such examination shall be made during Seller’s usual business hours at the place where Seller maintains the books and records which relate to the Portfolio and which are necessary to verify the accuracy of the statement. Seller shall have no obligation to produce such books and records more than once with respect to each statement rendered to SongVest. Unless notice shall have been given to Seller as provided hereinabove, each royalty statement rendered to SongVest shall be final, conclusive and binding on SongVest and shall constitute an account stated. SongVest shall be foreclosed from maintaining any action, claim or proceeding against Seller in any forum or tribunal with respect to any statement or accounting rendered hereunder unless such action, claim or proceeding is commenced against Company in a court of competent jurisdiction within thirty (30) months after the date such statement or accounting is rendered.

3. Seller’s Representations, Warranties and Covenants. Seller hereby represents, warrants and covenants to SongVest that as of the date hereof:

a.	Seller : (i) owns and/or has the irrevocable, exclusive right to receive the Royalties free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, restriction or adverse claim of any nature whatsoever (collectively, “Liens”), other than any tax obligation that Seller must satisfy in connection with the purchase and sale of the Royalties hereunder, (ii) is not aware of any Liens being asserted against the Royalties, (iii) has not consented to the imposition of any Liens on the Royalties and (iv) has not sold, assigned, transferred or otherwise encumbered any of Seller’s rights in the Royalties to any person or entity other than SongVest;

b.	Seller is competent to enter into (and understands the terms of) this Agreement and has been represented by tax and accounting advisors and legal counsel in the negotiation and execution of this Agreement, or knowingly waived Seller’s right to do so;

c.	Seller intends to (and shall) fully and timely satisfy all tax obligations of Seller flowing from this Agreement from the proceeds Seller receives from SongVest hereunder;

d.	Seller shall indemnify, defend and hold harmless SongVest, its agents, attorneys, employees, officers, directors, successors and assigns (collectively, the Indemnified Parties”) from and against all claims, losses, damages, penalties, judgments, lawsuits and all related costs and expenses of any nature (including legal fees and costs) (collectively, “Costs”) which may be incurred by or asserted against any of the Indemnified Parties arising out of, related to, or in connection with, this Agreement or any rights assigned or granted to SongVest hereunder, the Masters and/or Videos (or any of them), or any breach or alleged breach by Seller of Seller’s obligations, agreements, covenants, representations and/or warranties in this Agreement.

e.	Seller has all necessary right, power, legal capacity and authority, and all necessary actions on the part of Seller (including action required to be taken by Seller’s officers, directors, shareholders, trustees, executors or representatives) have been duly and validly taken to authorize Seller : (i) to own the Royalties; (ii) to sell, assign and transfer the Royalties as provided herein; (iii) to effectuate the execution and delivery of this Agreement; (iv) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (v) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. No approvals or consents of any persons or entities other than Seller are necessary in connection therewith, including, without limitation, any approval or consent by the Artists or Distributor. This Agreement is legal, valid, and binding upon Seller and is enforceable in accordance with its terms.

f.	As of the date of execution of this Agreement, Seller has no outstanding, unrecouped, and /or unearned advances in respect of or affecting the Royalties and, at no time during the Term will Seller enter into any agreement affecting the payment of Royalties hereunder, including, without limitation, any agreement whereby Seller receives any advance or other monies that are recoupable from (or otherwise reduce) Royalties payable hereunder.

e.	All federal, state and local taxes accrued or owing to and including the date of execution of this Agreement arising out of or in connection with the Royalties, including without limitation any sales or transfer taxes resulting from the transaction contemplated herein, if any, have been or will be paid or caused to be paid by Seller. The Royalties are free and clear of any and all liens, charges, mortgages, pledges, claims, encumbrances, obligations or liabilities of any kind or nature whatsoever whether accrued, absolute, contingent or otherwise.

f.	Throughout the entire Term, Seller shall use its best efforts to ensure that Distributor and/or Artists continuously pays Royalties, and that Distributor and/or Artist sells and exploits through all channels the Assets contained in the Portfolio, promotes, markets and advertises the Portfolio, and that the entire Portfolio shall remain in Distributor’s catalog and in no event shall any portion thereof be deleted therefrom.

g.	Seller has not assigned, pledged or otherwise transferred or encumbered the rights in the Royalties or any other rights being granted hereunder and has not and will not grant any rights or incur any obligations that are inconsistent with the rights granted herein or Seller’s obligations under this Agreement.

h.	Seller will maintain the power, right and authority to perform its obligations hereunder at all times during the Term.

i.	Each Seller Agreement is: (i) in full force and effect as of the date hereof, and shall remain in effect throughout the entire Term; (ii) is a valid and binding agreement between Seller and the applicable third party (e.g., Artist) wherein Seller is irrevocably entitled to receive and retain all Royalties with respect to the Assets; and (iii) at no time during the Term shall Seller terminate, rescind, revoke or attempt to terminate, rescind or revoke such Seller Agreement or any LOD without the prior written approval of SongVest.

4. Distribution. Seller agrees that if, prior to the expiration of the Term, Seller becomes aware that Distributor or Artist no longer has rights to distribute or exploit all or any of the Assets in the Portfolio or if Artist or Distributor is assigning rights in the Assets to any party or licensing rights to a new third party distributor or other entity (wherein a new entity has the right to sell Assets and is obligated to account to Seller [or other rights holder] for all sales thereof) (or otherwise the applicable Distributor or Artist desires to make such change), Seller agrees to notify, in writing, SongVest at least sixty (60) days in advance of said change (or, as soon as Seller is made aware of such change). Such notice shall include the titles of the Portfolio which shall be the subject matter of such change, and the particular change to be made. Seller further agrees to cooperate with SongVest and take whatever actions are necessary, complete and execute any necessary paperwork, documents and instruments (including, without limitation, new LODs) and submit same to the new distributor, licensee or owner so that the entire grant and assignment agreed upon in this Agreement shall continue to be paid to SongVest, if required, uninterruptedly. If Seller fails to notify SongVest such that SongVest cannot obtain the Royalties due SongVest per this Agreement within sixty (60) days after any change, or, if for any other reason SongVest is no longer able to receive the Royalties (or a portion thereof), Seller agrees to immediately compensate SongVest one hundred percent (100%) of the Purchase Price plus ten percent (10%) interest compounded annually from the date of full execution hereof in addition to the royalty payments due hereunder. Seller agrees that any royalties collected by Seller which should have been paid to SongVest per this Agreement will be paid directly to SongVest by Seller within fifteen (15) days after Seller’s receipt thereof (as further set forth in Section 2 above). Any delay in settlement of royalties due SongVest will be subject to payment of interest at a rate of two percent (2%) per month. In the event SongVest requires that Royalties be paid to SongVest directly from the applicable Distributor or Artist, Seller agrees to execute and deliver to Distributor or Artist, as applicable, the LOD immediately upon notice thereof by SongVest.

5. Successors & Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. Neither party may assign any of its rights hereunder; provided, however, that SongVest may assign this Agreement or any of its rights hereunder to a third party which agrees to assume SongVest’s obligations hereunder.

6. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

If to Seller:

If to SongVest:	SongVest
1053 East Whitaker Rd. Suite 11
Raleigh, NC 27604
Attn.: President

7. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, USA (without regard to its conflicts of law doctrines) as if this Agreement were entered into and wholly to be performed therein. All actions arising out of or relating to this Agreement shall be brought in the State or Federal courts in Wake County, North Carolina, and the parties hereby submit to the jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs insured in such action or proceeding in addition to any other relief to which such party may be entitled.

8. Entire Agreement; Modifications; Headings. This Agreement, together with the Closing Documents, constitute the entire understanding between the Parties with respect to the transactions contemplated herein and supersede all other agreements and understandings between the Parties; provided, however, that in the event of any conflict, the terms of this Agreement shall prevail. No modification of this Agreement shall be valid unless in writing and signed by both Parties. The titles and headings of the various articles and sections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

9. Third-Party Beneficiary. The Parties acknowledge and agree that the Investor is an intended third-party beneficiary of this Agreement and, therefore, that the Investor may enforce its terms directly.

10. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal (each Party adopting the word “SEAL” as its true and lawful seal) as of the date first set forth above.

SongVest:

RoyaltyTraders LLC dba SongVest

	By:	/s/ Sean Peace
(SEAL)
	Name:	Sean Peace
	Title:	President

Seller:

	By:	/s/ Rossi Simon
(SEAL)
	Name:	Rossi Simon

SCHEDULE A

PORTFOLIO/ REVENUE SOURCES/ PERCENTAGE INTERESTS

1. Royalty Period – Commencing on Dec 8th, 2021

2. Assets – The following are the type of Assets contained in the Portfolio:

a. Master Recordings

3. Percentage Interests – The Percentage Interest (i.e., the royalty rate or net revenue percentage) in Seller’s Revenue Sources is 100%.

4. Revenue Sources – The Revenue Sources from sales and/or exploitations of Assets are as follows:

a. All master income

5. Distributors – The current Distributors of Assets:

a. Empire Distribution

6. Purchase Price and Royalty Interest – The Purchase Price shall be equal to either (i) the “Minimum” set forth below; (ii) the “Maximum” set forth below; or (iii) a number in between the “Minimum” and “Maximum” set forth below:

●	Minimum: $15,375, which shall entitle SongVest to 30% Royalty Interest in the Royalties(1)

●	Maximum: $51,250, which shall entitle SongVest to a 100% Royalty Interest in the Royalties(1)

7. Artist – The musical group or recording artist whose performances are embodied in the Assets is “HBK Gang”

(1)	For any Purchase Price that falls between the Minimum or Maximum amounts set forth above, the Royalty Interest in the Royalties to which SongVest shall be entitled will be calculated by multiplying the Purchase Price by a fraction, for which the numerator shall be the Purchase Price, and the denominator shall be the Maximum amount set forth above.

Sch. A-1

8. Portfolio – The list of titles included for sale

UPC_EAN	Catalog #	Product Title	Product Artist	ISRC	Track Title	Track Artist
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032993	Never Goin’ Broke	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032959	Go Crazy	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032965	Gettin’ It	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032961	She Ready	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032960	Down For The Click	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032967	They Don’t	Sage The Gemini
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032962	Quit Cattin	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032964	Change Your Life	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032977	Can’t Hold Me Down	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032963	All That	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032966	No doubt	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032987	Bossed Up	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032990	I Don’t Know Why	P-Lo
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032968	Right Here	Kool John
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032991	Anita Baker	Rossi
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032989	Don’t Trip	Skipper
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	USUYG1032992	Little Bit	IamSu
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32959
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32967
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32961
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32963
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32966
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32968
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32964
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32991
848928062713	ED1376331769	Gang Forever (Explicit)	HBK Gang	US-UYG-10-32989

Sch. A-2

SCHEDULE B: FEES AND EXPENSES

SongVest intends to collect a fee equal to 16.26% of the Purchase Price as compensation for its role in facilitating the Transaction. SongVest may elect to forego this additional fee in its sole discretion.

Sch. B-1

EXHIBIT A

December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Royalty Option Agreement between Rossi Simon, individually, and on behalf of any affiliate of himself (collectively, “Seller”), and RoyaltyTraders LLC dba SongVest (“Purchaser”), effectively dated December 8, 2021, a copy of which is attached hereto (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect Seller’s share of royalties from the Masters (and other Assets) accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after December 8, 2021, you are to remit all of the Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to: SongVest, Inc. 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Please confirm your receipt of this notice.

Very truly yours,

A-1

EXHIBIT A-1

NOTICE TO MASTER OWNER

Dated: December 8, 2021

HBK Forever c/o Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Please be advised that effective as of Deember 8, 2021 (“Effective Date”), I have assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of my “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean my worldwide share of all monies earned, paid or payable from Empire Distribution, or any affiliate, distributor or licensee thereof, or any successor or assignee of any of the foregoing (individually and collectively, “Label”) and derived from: (i) any use or exploitation, including, without limitation, record sales, licensing, streaming, digital distribution or any other source in connection with the “Produced Recordings” (as defined below), and (ii) any and all causes of action, including, without limitation, for infringement of the Produced Recordings past, present and future.

This assignment is subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Label’s compliance with the foregoing authorization shall constitute an accommodation to me alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me, and Label shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I shall indemnify and hold Label harmless against any claims asserted against Label and any damages, losses or expenses Label incurs by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-1-1

EXHIBIT A-2

LETTER OF DIRECTION

TO LABEL FROM ARTIST

Dated: December 8, 2021

Empire Distribution

235 Pine St., San

Francisco, CA 9410

Gentlepersons:

Reference is hereby made to that agreement between me/us and Rossi Simon(“Seller”) wherein I/we am/are obligated to pay to Seller a royalty in connection with certain master recordings embodying my/our performances.

Please be advised that effective as of December 8, 2021 (“Effective Date”), Seller assigned to RoyaltyTraders LLC dba SongVest (“Purchaser”) one hundred percent (100%) of Seller’s “Seller Royalties” (as defined below). Accordingly, as of the Effective Date, Purchaser shall own one hundred percent (100%) of the Seller Royalties (“Assigned Royalties”).

“Seller Royalties” shall mean Seller’s worldwide share of all royalties in connection with the “Produced Recordings” (as defined below) payable with respect to and subject to the terms and conditions of the Seller agreements which are described on Attachment B attached hereto (“Seller Agreements”). This assignment is a grant of the right to receive income only, and shall not be deemed or interpreted as a grant of ownership or control of or over the sound recording copyright or any other intellectual property rights in any of the Produced Recordings.

“Produced Recordings” shall mean and include: (i) those sound recordings set forth and listed on Schedule A attached hereto; and (ii) any derivatives or samples of any of the sound recordings referenced in the preceding subparagraph (i).

As of the Effective Date, you are hereby authorized and directed to pay directly to Purchaser the Assigned Royalties, regardless of when earned. All statements, payments, correspondence and accountings related thereto shall be sent to: RoyaltyTraders LLC dba SongVest 1053 East Whitaker Mill Rd Suite 115, Raleigh NC 27604.

Your compliance with the foregoing authorization shall constitute an accommodation to me/us alone, and Purchaser will not be a beneficiary of it. All accountings and payments to the Purchaser under this authorization shall constitute payment to me/us, and you shall have no liability by reason of any erroneous payment or failure to comply with such authorization. I/We shall indemnify and hold you harmless against any claims asserted against you and any damages, losses or expenses you incur by reason of any payment or accounting in connection with this letter of direction or otherwise in connection with any such payment or accounting.

Sincerely,

A-2-1

ATTACHMENT B

SELLER AGREEMENTS/ MASTERS